UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2009

Fellows Energy Ltd.
(Exact name of registrant as specified in its charter)

    Nevada                                      000-33321                                    33-0967648
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(State or other jurisdiction          (Commission File Number)              (IRS Employer
                of incorporation)                                                                               Identification No.)

206 Pheasant Run, Louisville, CO 80027
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (303) 926-4415

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

    In connection with the Company's filing of Form 10-K for the period ended December 31, 2008 (the “Form 10-K”) with the Securities and Exchange Commission (the “Commission”), we had been in communication with our independent certified public accountant in order to complete the required audit of our financial statements, who has not yet completed their audit of our financial statements prior to our filing the 10-K.  The Board of Directors has determined as of the date hereof that, under these circumstances, the present filing should be made.  The Board of Directors has attempted to discuss the matters disclosed in this filing, and will continue to work toward obtaining an audit of the referenced Form 10-K.

    The Company intends to file such amended Form 10-K to include the independent auditor opinion, at the earliest practicable date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Fellows Energy Ltd.

Date: May 5, 2009                                                                                By: /s/ GEORGE S. YOUNG
                                                            George S. Young
                                                        Chief Executive Officer